UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 25, 2022

SomaLogic, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40090	85-4298912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2945 Wilderness Place, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SLGC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SLGCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On July 25, 2022, SomaLogic, Inc. (“SomaLogic”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among SomaLogic, Panther Merger Subsidiary I, LLC, a Delaware limited liability company and wholly-owned subsidiary of SomaLogic (“Merger Sub I”), Panther Merger Subsidiary II, LLC, a Delaware limited liability company and wholly-owned subsidiary of SomaLogic (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), Palamedrix, Inc. (“Palamedrix”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Securityholder Representative. Pursuant to the Merger Agreement, on the terms and subject to the conditions set forth therein, Merger Sub I will merge with and into Palamedrix, with Palamedrix continuing as the surviving company (the “First Merger”). Immediately following the First Merger, Palamedrix will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, collectively, the “Merger”), with Merger Sub II continuing as the surviving company and a wholly owned subsidiary of SomaLogic.

Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, SomaLogic will pay Palamedrix’s securityholders (the “Palamedrix Securityholders”) upfront consideration in an aggregate amount of approximately $14.0 million payable in cash, subject to customary purchase price adjustments, and $21.0 million payable in shares of SomaLogic common stock (“Common Stock”). The shares of Common Stock payable as part of the upfront consideration will be (i) valued using the volume-weighted average price of the Common Stock over the five (5) consecutive trading day period beginning on the trading day that is six (6) trading days immediately preceding the date of the Merger Agreement and ending on and including the trading day that is immediately preceding the date of the Merger Agreement and, (ii) with respect to certain Palamedrix Securityholders, subject to vesting over the three years following the consummation of the Merger. In addition, certain Palamedrix Securityholders will be eligible to receive up to an additional $17.5 million in milestone payments upon the achievement of certain pre-specified revenue milestones, payable through a mixture of cash and Common Stock. The shares of Common Stock payable as milestone consideration will be valued using the volume-weighted average price of the Common Stock over the five (5) consecutive trading day period beginning on the trading day that is six (6) trading days immediately preceding the date that the applicable milestone was achieved and ending on and including the trading day that is immediately prior to the date that the applicable milestone was achieved. Within 60 days following the consummation of the Merger, SomaLogic has agreed to file a registration statement to register for resale with the U.S. Securities and Exchange Commission (the “SEC”) the shares of Common Stock issuable pursuant to the Merger.

The Merger Agreement includes customary representations, warranties and covenants of SomaLogic, Palamedrix and the Merger Subs. The Merger Agreement contains customary closing conditions and is expected to close in the third quarter of 2022.

The foregoing description of the terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about SomaLogic, Palamedrix or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, as well as by information contained in SomaLogic’s periodic reports filed with the SEC, and may be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of SomaLogic, Palamedrix, or any of their respective subsidiaries or affiliates. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in SomaLogic’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities.

The information regarding the Common Stock payable as milestone consideration set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. SomaLogic may issue the shares of Common Stock payable as milestone consideration, when issuable, pursuant to the Merger Agreement in reliance on one or more exemptions or exclusions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01. Regulation FD Disclosure

On July 25, 2022, SomaLogic issued a press release announcing the entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 25, 2022, by and among SomaLogic, Merger Sub I, Merger Sub II, Palamedrix, and the Securityholder Representative*#
99.1	Press Release, dated July 26, 2022
104	Cover Page Interactive Data File

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. SomaLogic hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.
#	Certain	terms have been redacted in accordance with Instruction 6 to Item 1.01 of Form 8-K.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the “safe harbor” provisions Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding the timing and effects of the consummation of the Merger and the achievement of certain milestones. All statements, other than statements of historical fact included in this Current Report on Form 8-K, regarding our strategy, future operations, financial position, estimated revenues, projections, prospects, plans and objectives of management are forward-looking statements. These forward-looking statements generally are identified by the words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “ continue,” “shall,” “will,” and similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including factors which are beyond SomaLogic’s control.

Such factors include risks and uncertainties specific to this transaction, including, but not limited to, adverse effects on the market price of the Common Stock and on SomaLogic’s operating results because of any failure to complete the transaction (including, due to failure to satisfy the conditions to the closing of the transaction); uncertainties as to the timing of the consummation of the transaction; potential litigation relating to the transaction; other economic, business, competitive and/or regulatory factors affecting the proposed transaction; and other factors discussed under “Risk Factors” in SomaLogic’s Annual Report on Form 10-K filed on March 29, 2022 and Quarterly Report on Form 10-Q filed on May 16, 2022, which are on file with the SEC, and in SomaLogic’s subsequent SEC filings. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SomaLogic assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. SomaLogic will not and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SomaLogic, Inc.
(Registrant)

By:	/s/ Ruben Gutierrez
Name:	Ruben Gutierrez
Title:	General Counsel

July 27, 2022

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